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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                         event reported): June 15, 1999



                       CHIQUITA BRANDS INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)




       New Jersey                  1-1550                   04-1923360
     (State or other             (Commission               (IRS Employer
     jurisdiction of            File Number)            Identification No.)
     incorporation)


                  250 East Fifth Street, Cincinnati, Ohio 45202
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (513) 784-8000



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.


ITEM 5.  OTHER EVENTS.

         On June 15, 1999 Chiquita Brands International, Inc. (the "Company") entered into a Terms Agreement dated June 15, 1999 relating to $200 million of 10% Senior Notes due 2009. Further information concerning the senior notes is provided in the exhibits filed with this Current Report on Form 8-K. The notes are being offered under the Company's Form S-3 Registration Statement No. 333-00789.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

                  Not applicable

         (b)      Pro Forma Financial Information

                  Not applicable

         (c)      Exhibits

                  The following exhibits are filed with or incorporated by reference into this Current Report on Form 8-K:

                  1 Terms Agreement dated June 15, 1999 between the Company and the Underwriters relating to the Company's $200 million of 10% Senior Notes, with attached Underwriting Agreement Basic Provisions.

                  99 Prospectus Supplement dated June 15, 1999 relating to the
                     $200 million of 10% Senior Notes and Prospectus dated
                     May 1, 1996, filed pursuant to Rule 424(b)(5) under the Securities Act of 1933 and incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    June 16, 1999                    CHIQUITA BRANDS INTERNATIONAL, INC.

                                          By:      /s/ William A. Tsacalis
                                                   -----------------------------
                                                   William A. Tsacalis
                                                   Vice President and Controller